UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
___________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 5, 2024

TANGER INC.
TANGER PROPERTIES LIMITED PARTNERSHIP
_________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-11986	56-1815473
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3200 Northline Avenue, Suite 360, Greensboro, NC 27408
(Address of principal executive offices)
(336) 292-3010
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value	SKT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events

United States Federal Income Tax Considerations

On December 6, 2023, Tanger Inc. (the “Company”) and Tanger Properties Limited Partnership (the “Operating Partnership”) filed an automatic shelf registration statement on Form S-3 (File No. 333-275907) (the “Universal Shelf Registration Statement”) with the Securities and Exchange Commission (the “SEC”).

The information included under the heading “Federal Income Tax Considerations” in Exhibit 99.1 hereto is incorporated by reference herein and supersedes and replaces (i) the information under the heading “Federal Income Tax Considerations” in the prospectus dated December 6, 2023 (the “Base Prospectus”), which is a part of the Universal Shelf Registration Statement and (ii) the information under the heading “Federal Income Tax Considerations” in the Base Prospectus, as supplemented by prospectus supplement dated December 6, 2023 (the “Prospectus Supplement”) filed by the Company with the SEC on December 5, 2016 pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

Legal Matters

The information included under the heading “Legal Matters” in Exhibit 99.2 hereto is incorporated by reference herein and supersedes and replaces the information under the heading “Legal Matters” in the Base Prospectus. The information included under the heading “Legal Matters” in Exhibit 99.3 hereto is incorporated by reference herein and supersedes and replaces the information under the heading “Legal Matters” in the Prospectus Supplement.

Exhibits 5.1 and 8.1 hereto supersede and replace Exhibits 5.1, 5.2 and 8.1 to the Universal Shelf Registration Statement, and Exhibit 5.3 hereto supersedes and replaces Exhibits 5.1 to the Current Report on Form 8-K of the Company and Operating Partnership filed with the SEC on December 6, 2023.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

The following exhibits are included with this Report:

Exhibit No.
5.1	Opinion of Troutman Pepper Hamilton Sanders LLP

8.1	Opinion of Troutman Pepper Hamilton Sanders LLP

23.1	Consent of Troutman Pepper Hamilton Sanders LLP (included in Exhibits 5.1 and 8.1)

99.1	Federal Income Tax Considerations

99.2	Legal Matters

99.3	Legal Matters

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2024

TANGER INC.

By:	/s/ Michael J. Bilerman
Michael J. Bilerman
Executive Vice President, Chief Financial Officer and Chief Investment Officer (Principal Financial Officer)

TANGER PROPERTIES LIMITED PARTNERSHIP

By:	TANGER INC., its sole general partner

By:	/s/ Michael J. Bilerman
Michael J. Bilerman
Executive Vice President, Chief Financial Officer and Chief Investment Officer (Principal Financial Officer)